INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 290,010	$ 242,508
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	121,404	122,449
Impact of foreign tax rates	(5,106)	(9,531)
Permanent differences	32,231	(5,718)
Impact of foreign exchange on deferred income tax balances	6,635	21,070
Total income and mining taxes expense	$ 445,174	$ 370,778